Investor Meetings November 2006 Foundation for the Digital World Exhibit 99.1

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to growth in the e-
commerce market, the digital communication and distribution market, and the data storage market, the market effects of regulatory requirements, the disaster recovery market, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, and annualized GAAP rent. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially.
Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; environmental or contamination issues at our buildings; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended
December 31, 2005 and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust overview
Tenants consist of leading global
companies diversified across various
industries
Own 58 properties comprising 11.3
million rentable sq ft which includes 1.5
million sq ft of additional space held for
redevelopment
(1)
Portfolio occupancy of 94.7% and
“same store” occupancy of 96.4%
(2)
Assets strategically located in 25 top
technology markets throughout North
America and Europe
DLR is a leading institutional owner focused on mission critical technology properties throughout North America and Europe
350 East Cermak Road
Chicago, IL
(1) Includes property acquisitions and one property under contract in Paris, France as of November 6, 2006.
(2) Occupancy is as of September 30, 2006 net of redevelopment space.

DLR Investment Highlights
Specialized focus in dynamic and
growing industries
High quality portfolio that is difficult to
replicate
Proven track record of creating
shareholder value
Conservative and flexible capital
structure
Uniquely positioned as both a value and
growth REIT
2323 Bryan Street
Dallas, TX

DLR properties feature advanced technical systems
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls
Between $500 and $1,000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply

DLR Presence in 25 Top Markets
Boston
Boston
Los Angeles
Dallas
Chicago
NY Metro
DLR Regional Office
DLR Market
Note: Reflects all owned assets and one property under contract in Paris, France as of November 6, 2006.
Charlotte
St. Paul
Philadelphia
Phoenix
Denver
Sacramento
Geneva
Dublin
Austin
Toronto
Silicon Valley
Northern
Virginia
Atlanta
Miami
Boston
Amsterdam
Houston
Paris
San Francisco
London
Seattle
# of
Properties
# of
Buildings
Total Rentable
Square Feet
Domestic 52               69               10,640,395
International 6                  8                  662,626
Total 58 77 11,303,021

UBS
TOYOTA
bp
verizon
YAHOO!
Infosys
JPMorganChase
at&t
ebay
AMD
cme Chicago Mercantile Exchange
LYONDELL
T-Systems
Microsoft
CSC EXPERIENCE. RESULTS.
FIDELITY NATIONAL FINANCIAL
PETSMART
Qwest
Google
hp

DIGITAL REALTY TRUST

DLR is unique in its focus on technology properties
Financial Corporate Communications Internet Enterprise
Datacenters (40%
(1)
) Internet Gateways (43%
(1)
)
• Storage/server intensive buildings
• Provide a secure 24 x 7 environment
for the storage and processing of
mission-critical electronic information
• Used to house the primary IT
operations of leading companies,
transaction processing and disaster
recovery purposes
• Internet and telecom network
intensive buildings
• Serve as the hub for Internet and data
communications within and between
major metropolitan areas
• Market-dominant position in their
respective MSAs
• Frequently serve as a super-regional
connection point with multiple anchor
tenants
(1)  Calculated based on gross annualized rents using in place leases as of September 30, 2006.
Technology

Strong trends drive sustained demand for DLR space
Other Growth Drivers
Increased federal
regulatory and legislative
requirements for business
continuity and records
retention
Disaster Recovery
initiatives prioritized as a
result of Hurricanes Katrina
and Rita
HIPAA patient records
security and retention
regulations
Significant growth in online
advertising; up 30% in
2005 to $12.5 billion
(4)
(1)
(2)
(3)
Primary Drivers – Estimated Annual Growth Rates
(1) Forrester Research estimate of US online sales growth from 2005-2010
(2) IDC estimate of US VOIP subscriber growth from 2005 to 2009
(3) Wall Street Journal estimate of corporate data storage capacity growth
(4) PriceWaterhouseCoopers
14%
73%
60%
20
40
60
80
E-Commerce Digital
Communication
& Distribution
Data Storage
100%
0%

0%
10%
20%
30%
40%
50%
60%
70%
80%
Q1'02 Q3'02 Q1'03 Q3'03 Q1'04 Q3'04 Q1'05 Q3'05 Q1'06 Q3'06
$0
$100
$200
$300
$400
$500
$600
Avg Utilization Rate (%) Rent psf Total Rent psf Utilized
Source:
Estimated based on reported cabinet (available and billing), square feet and revenue data from Equinix and Savvis as per press releases, SEC filings, research reports and internal DLR estimates as of September 30, 2006.  Assumes 35 sq ft per cabinet throughout period if square feet not reported.
Equinix and Savvis, two leading managed service providers that “resell” space leased directly from DLR, are experiencing strong growth in revenues and utilization
Bill rates and utilization rates are escalating
Revenue PSF
Utilization Rate
Revenue PSF (Utilized)
$518 psf
Revenue PSF (Total)
$148 psf
Utilization Rate
29%
$530psf
$337psf
67%

9 DLR offers sustained growth Acquisitions Leasing of Turn Key Datacenter Space Redevelopment Portfolio DLR growth is derived from three sources

Proven Track Record: Strong Acquisition Activity
Since its IPO, DLR has more than doubled its total assets through property acquisitions
Total Undepreciated Assets
($000)
$847.2
$1,044.3
$1,137.4
$1,413.4
$1,508.5
$1,593.6
$1,648.2
$1,794.4
$1,996.1
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006

2005 & YTD 2006 Acquisitions
(1) Net rentable square feet figures excludes space held for redevelopment.
(2) Savvis Portfolio includes 2401 & 2403 Walsh Street, 4650 & 4700 Old Ironsides Drive and 200 North Nash Street.
(3) Charlotte Portfolio includes 113 & 125 North Meyers and 731 East Trade Street.
(4) Estimated occupancy based on information provided by the seller.
(5) AboveNet Portfolio Includes 1807 Michael Faraday Court, 8100 Boone Boulevard (VA) and 111 Eighth Street (NY)
(6) DLR has a 49% interest in property
(7) Converted from EUR to USD using a 1:1.27 exchange rate at September 30, 2006
DLR has acquired approximately $968M in new properties
Purchase Total Rentable Net Rentable Redevelopment Occupancy
Property Location Price (M) Sq. Ft. Sq Ft (1) Sq Ft (Net of Redev)
833 Chestnut East Philadelphia
     654,758
535,098        119,660            76%
1125 Energy Park Drive St. Paul      112,827 112,827        -                         100%
350 East Cermak Road Chicago
  1,133,739
870,531        263,208            90%
8534 Concord Center Drive Denver 82,229        82,229          -                         100%
Savvis Portfolio
(2) Santa Clara & Los Angeles 560,000      560,000        -                         100%
600-780 South Federal Chicago 161,547      161,547        -                         87%
Paul van Vlissingenstraat 16 Amsterdam 112,472      77,472          35,000              59%
Charlotte Portfolio
(3)
Charlotte 95,499        72,550          22,949              100%
115 Second Avenue Waltham, MA 66,730        10,494          56,236              N/A
Chemin de l'Epinglier 2 Geneva 59,190        59,190          -                         100%
251 Exchange Place Herndon, VA 70,982        70,982          -                         100%
7500 & 7620 Metro Center Drive Austin 119,962      45,000          74,962              38%
3 Corporate Place Piscataway, NJ 283,124      -                     283,124            N/A
2005 Acquisitions $466 3,513,059   2,657,920     855,139
4025 Midway Road Carrollton, TX 100,590      36,856          63,734              100%
Clonshaugh Industrial Estate Dublin, Ireland 20,000        20,000          -                         100%
Clonshaugh Industrial Estate Dublin, Ireland 2.6 acres -                     -                         N/A
6800 Millcreek Drive Toronto, Canada 83,758        83,758          -                         100%
101 Aquila Way Atlanta 313,581      313,581        -                         100%
12001 North Freeway Houston 300,705      281,426        19,279              99%
14901 FAA Boulevard Dallas 263,700      263,700        -                         100%
120 E. Van Buren Street
(4)
Phoenix 287,514      206,359        81,155              95%
Gyroscoopweg 2E-2F Amsterdam, Netherlands 55,585        55,585          -                         100%
600 Winter Street Waltham, MA 30,400        30,400          -                         100%
2300 NW 89th Place Miami 64,174        64,174          -                         100%
AboveNet Portfolio
(5)
New York & N. Virginia 119,389      119,389        -                         100%
2055 East Technology Circle Tempe, AZ 54,612        -                     54,612              N/A
2001 Sixth Avenue
(6)
Seattle, WA 389,460      389,460        -                         90%
YTD 2006 Acquisitions $450 2,083,468   1,261,265     164,168
114 Rue Ambroise Croizat Paris, France
352,146      150,996        201,150            60%
2006 Significant Pending Acquisition $52
(7)
352,146      150,996        201,150
Total 2005, YTD 2006 & Significant Pending 2006 Acquisitions $968 5,948,673   4,070,181     1,220,457

Leasing Drives Internal Growth
DLR has executed 173 leases in the first nine months of 2006, contributing approximately $21.7M in annualized GAAP rental revenues
(1)
(1) GAAP rental revenues include total rent for both renewals and expansions.
$1.3 million $21.00 61,952 24 Non Technical
$3.9 million $54.00 71,971 5 Redevelopment
$16.5 million $89.00 185,136 144 Datacenter
Annualized
GAAP Rent
Annualized
GAAP Rent PSF
Total SF
Leased
# of Leases
Type of
Space
DLR commenced 153 leases in the first nine months of 2006, contributing approximately $23.4M in annualized GAAP rental revenues
(1)

Same Store Growth
35,000
36,000
37,000
38,000
39,000
40,000
41,000
42,000
43,000
44,000
Jun-05 Sept-05 Dec-05 Mar-06 Jun-06 Sep-06
91.5%
92.0%
92.5%
93.0%
93.5%
94.0%
94.5%
95.0%
95.5%
96.0%
96.5%
97.0%
Quarterly Operating Revenue Occupancy
($000)
Same Store Quarterly Operating
Revenue
(2)
Increase = 14.5%
Same Store Occupancy
(1)
Increase = 277 bps
(1) Same Store Occupancy excludes redevelopment space until leased
(2) Quarterly Operating Revenue includes rental and tenant reimbursement revenue.

West Coast

Midwest

Central

East Coast

DIGITAL REALTY TRUST

Case studies: DLR’s value-add leasing
Recent leasing illustrates effectiveness of DLR’s leasing and engineering team
•
Executed new 36,000 sf lease
with global energy company at
an average of $23 psf NNN for 5
yr term
•
Provided base building
improvements; tenant invested
in datacenter build out
•
Managed custom datacenter
design and construction
•
36,000 sf vacant shell
redevelopment space
• Executed new 10,000 sf suite
lease with IT services company
at approx. $100 psf for 10 yr
term
• Executed new 22,300 sf lease
with financial institution at an
average of $79 psf for 2.5 yr
term
•
Invested approx. $2.5M to fully
condition 10,000 sq. ft. on a
speculative basis
•
Designed and constructed
custom datacenter facility for
major international financial
institution
•
35,000 sf previously vacant
•
Prior rate approx. $25 psf
•
Executed 15,750 sf lease with
global chemical company at
approx. $73 psf for 10 yr term to
commence upon substantial
completion of improvements
•
Invested $350,000 to customize
turn key datacenter facility to be
delivered to tenant upon
substantial completion in late
2006
•
15,750 sf existing vacant turn
key datacenter
•
Executed new 21,000 sf lease
with global technology
company at approx. $85 psf for
10 yr term
•
Invested approx. $7.9M to
design, construct and operate
custom datacenter facility for
tenant
•
21,000 sf vacant shell space
Result DLR Action Opportunity

DLR Redevelopment Opportunities
Inventory totals 1.5 million sf of vacant, redevelopment space with potential for up to 900,000 sf of datacenter:
– Approximately 55% of inventory in income producing
properties
– Remaining 45% of inventory in 5 recently acquired vacant
buildings
Redevelopment costs vary by building
– Base building power, structural upgrades: $35 - $50 psf
– Custom datacenter: $350 to $800 psf (often funded by
tenants)
Stabilized income projected over the next 24 to 36 months

DLR’s Competitive Advantage: Dedicated Technical Professionals
Over 25 DLR professionals in the areas of
– IT sales
– Datacenter sales engineers
– Design and construction
– Datacenter operations
Technical professionals collaborate with our tenants to develop cost effective solutions for their datacenter requirements
DLR possesses the necessary scale to support these specialized professionals

Source:  Independent study by CCG Facilities Integration Inc. based on datacenter projects with improvements similar to DLR.
(1) Infrastructure only. Does not include electronic equipment. Assumes 60% ratio of datacenter to total building with all cost allocated to raised floor area.
(2) DLR estimate based on Equinix press release dated September 19, 2006.
(3) Reflects all owned properties and one property under contract in Paris, France as of November 6, 2006.
Replacement Cost Estimate
Replacement cost illustrates the value of DLR’s portfolio
DLR owns over 6.4M sq ft of improved datacenter space
(3)
Cost per Square Foot
Equinix
(2)
Cost Components Low High
Land $40 $70
Building Shell 60 150
Electrical Systems $297 $396
Mechanical Systems (HVAC) 92 122
Fire Protection 21 29
Other Construction and Fees 130 173
Sub Total $540 $720
Total Development Costs $640 $940 $1,250
Base Building
Data Center
Improvements
(1)

1.9%
1.1%
3.9%
5.6%
9.3%
17.1%
1.6%
7.4%
5.0%
15.8%
26.0%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Thereafter
DLR’s model features long-term, stable leases
6.9% in through 2008
The stability of our long-term leases complements our growth
Note: Excludes vacant square footage of 0.5 million square feet and space held for redevelopment as of September 30, 2006.
Lease Expiration as a % of Net Rentable Square Feet
• The average lease term is approximately 12 years with 7 years remaining
• Leases typically contain 3% annual rent bumps

DLR 2006 Guidance
Internal Growth
2006 projected FFO Per Share Guidance
(1)(2)
:
$1.55 to $1.65
External Growth
(1) Based on Company guidance confirmed in our November 6, 2006 earnings call.
(2) FFO and AFFO is a non GAAP financial measure. For a description of FFO and AFFO see page 26.
6.5 – 10.0%
FFO
(2)
Per Share Growth
Lease-Up
125,000 to 150,000 sq ft of basic
commercial space (gross rent
$19 / sq ft)
200,000 to  300,000 sq ft of
highly improved tech &
redevelopment space (gross rent
$40 / sq ft)
Acquisitions
$300 - $400 million at 8.0% to
9.0% cap rate

6.5 – 10.0%
FFO Per Share Growth
13.0 – 20.0%
Overall FFO Per Share Growth

Digital Realty Financial Overview
Strong and Consistent FFO
(1)
Growth
– $0.41 per diluted share and unit for 3Q06, + 17% from 3Q05 and + 8% from 2Q06
Well Supported Dividend
– 3.4% yield
(2)
– FFO / AFFO payout ratio of 66% / 90%
(3)
for 3Q06
– Increased quarterly common dividend in 4Q06, +8%
Proven Access to Capital
– Expanded credit facility to $500M from $350M, increasing
liquidity and financial flexibility
– Raised $172.5M of 4.125% convertible debt
– Raised $134.0M in net proceeds from common stock offering
DLR has Achieved a Total Return Since IPO of 218%
(4)
(1) FFO and AFFO is a non GAAP financial measure. For a description of FFO and AFFO see page 26.
(2) Based on most recent quarterly dividend annualized.  Dividend yield based on November 6, 2006 closing stock price of $33.83.
(3) FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.  AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit. For a description of FFO and AFFO see page 26.
(4) Based on November 6, 2006 closing stock price of $33.83.

SBC

AT&T

at&t

verizon

MCI

verizon

Maxtor → Seagate

Abgenix → AMGEN

DELIVERING ON THE

SAVVIS

TRANSFORMING INFORMATION TECHNOLOGY

Microsoft

DIGITAL REALTY TRUST

Improving overall credit quality of DLR portfolio
+ =
+ =
Approximately $18 million of base rental income, or over 11% of overall income, has experienced an improvement in credit quality.
(1) As a result of a sublease relationship with Microsoft for 200,000 sq ft of space that is leased directly by Savvis.
(2) On June 30, 2006, SAVVIS completed the exchange of its Series A Preferred stock for 37.4 million shares of common stock.
(1) (2)

($ in billions)
CAGR 56.6%
CAGR 62.6%
CAGR 71.6%

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

equinix

Qwest
Spirit of Service®

DIGITAL REALTY TRUST

DLR’s top tenants have experienced a robust increase in equity capitalization
(1)
Significant Equity Capitalization Improvement in Top Tenants
$0.6
$0.4
$1.4
$0.7
$1.2
$1.7
$16.9
$6.1
$10.6
0.0
2.0
At IPO Dec-05 Current At IPO Dec-05 Current At IPO Dec-05 Current
$18.0
6.0
(1) Increase in equity capitalization calculated as of November 6, 2006 from DLR IPO date of November 1, 2004
12.0

Fixed Rate Debt
25.8%
Variable Rate Debt
3.1% Preferred Stock
4.8%
Equity
66.2%
DLR employs a conservative capital structure
Wtd Average Cost of
Debt: 5.64%;
Approximately 89% fixed
rate debt
(4)
Periodically refinancing
high cost debt with lower
rate, longer term, fixed
rate financing
No debt maturing through
2009 (assuming
extensions)
Total Enterprise Value
(1)
$3,459.6M
(1) Based on closing price and shares outstanding of DLR common stock
($33.83) at November 6, 2006.
(2) Excludes $2.0 million of unamortized debt premium for 1125 Energy
Park Drive & 731 East Trade Street.
(3) Unsecured credit facility as of November 6, 2006.
(4) $172.5 million of convertible debt.
Dividend Yield / Rate:    3.4% / $1.145
(2)(4)
(1)
(3)

Digital Realty Trust

connecting

the worlds

of technology

and real estate

Definition of Non-GAAP Financial Measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other
GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate
Investment Trusts, or NAREIT.  FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses)
from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.  However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.  Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO.
Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.
Adjusted Funds From Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i)
non-real estate depreciation, (ii) amortization of deferred financing costs (iii) non cash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner.
Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Each of FFO and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and Adjusted EBTIDA as a measure of our performance is limited.
Nothing contained herein is intended to revise or confirm the earnings, FFO or acquisition guidance we confirmed on our Earnings
Conference Call held on November 6, 2006 and available on our website at www.digitalrealtytrust.com.

Reconciliation of non GAAP items to their closest GAAP
Funds from operations (1)
Cash paid for interest (including discontinued operations)
Q306 Q206 Q305 FY2005 Q306 Q206 FY2005
Net income available to common stockholders $11,342 $1,650 $1,326 $6,087
Total GAAP interest expense (including
discontinued operations)
$14,533 $12,181 $39,122
Amortization of deferred financing costs (916) (749) (2,921)
Minority interests in operating partnership including
discontinued operations 8,464 1,340 1,628 8,268 Capitalized interest 917 1,058 279
Real estate related depreciation and amortization (2) 24,454 20,238 16,929 62,171 Noncash interest (1,674) 806 (1,424)
Gain on sale of assets
(18,016) - - - Cash paid for interest $12,860 $13,296 $35,056
Funds from operations (FFO)
$26,244 $23,228 $19,883 $76,526
Funds from operations (FFO) per diluted share $    0.41 $    0.38 $    0.35 $   1.37
Net income per diluted share available to common
stockholders
$    0.30 $    0.05 $    0.05 $    0.25
Funds from operations (FFO)
$26,244 $23,228 $19,883 $76,526
Non real estate depreciation 285 37 28 61
Amortization of deferred financing costs 916 937 790 2,965
Non cash compensation 430 435 50 481
Loss from early extinguishment of debt 40 425 - 1,021
Straight line rents (3,856) (4,233) (3,815) (13,023)
Above and below market rent amortization (2,837) (1,504) (416) (1,717)
Capitalized leasing compensation (185) (888) (549) (781)
Recurring capital expenditures and tenant improvements (338) (338) (240) (2,897)
Capitalized leasing commissions (1,523) (1,682) (757) (3,051)
Adjusted funds from operations (1)
$19,176 $16,417 $14,974 $59,585
(2) Real estate depreciation and amortization was computed as follows:
Q306 Q206 Q305 FY2005
Depreciation and amortization per income statement $24,739 $19,511 $16,309 $59,616
Depreciation and amortization of discontinued operations
at 7979 East Tufts Avenue - 764 648 2,616
Non real estate depreciation (285) (37) (28) (61)
$24,454 $20,238 $16,929 $62,171
Weighted-average shares outstanding - diluted 64,397 60,959 57,526 55,761
(1) Funds from operations and Adjusted Funds from operations for all periods presented above includes the results of 7979 East Tufts Avenue, a property which we sold on July 12, 2006.